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                                                                 EXHIBIT 10.40-A
                                AMENDMENT NO. 1
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
               ------------------------------------------------


     AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of February 20, 1998 (this "Amendment"), by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), KPR SPORTS INTERNATIONAL, INC., a Pennsylvania corporation ("KPR"), as survivor of the merger of KPR Acquisitions, Inc., a Pennsylvania corporation, with and into KPR, and RYKA, INC., a Pennsylvania corporation, formerly known as RYKA Sub, Inc. ("Ryka", and together with KPR, individually, a "Borrower" and collectively, "Borrowers").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Borrowers have heretofore entered into financing arrangements with Foothill pursuant to which Foothill has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated as of December 15, 1997, by and among Foothill and Borrowers (the "Loan Agreement") and the other Loan Documents (as defined in the Loan Agreement); and

     WHEREAS, Borrowers have requested that Foothill agree to certain amendments to the Loan Agreement, and Foothill is willing to agree to such amendments, subject to the terms and conditions set forth herein; and

     WHEREAS, by this Amendment, Foothill and Borrowers desire and intend to evidence such amendments;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Foothill and Borrowers hereby mutually covenant, represent, warrant and agree as follows:



     1.   Definitions.  For purposes of this Amendment, unless otherwise defined
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herein, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.
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     2.  (a)  Increase in Maximum Revolving Amount.  The reference to
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"$25,000,000" contained in the definition of "Maximum Revolving Amount" set forth in Section 1.1 of the Loan Agreement is hereby deleted and "$30,000,000" is substituted in lieu thereof and, from and after the effective date of this Amendment, the Maximum Revolving Amount shall be $30,000,000 for all purposes of the Loan Agreement and the other Loan Documents.

          (b) Increase in Amount of Availability from Inventory Based on a
              ------------------------------------------------------------
Percentage of Availability from Accounts.  Clause (y) of Section 2.1(a)(ii)(B)
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is hereby deleted and the following is substituted therefor:

     "(y) during the period from the date hereof through February 28, 1998, 200% of the amount of credit availability created by clause
     (A) above for such Borrower; during the period from March 1, 1998, through March 31, 1998, 175% of the amount of credit availability created by clause (A) above for such Borrower; and from and after April 1, 1998, 150% of the amount of credit availability created by clause (A) above for such Borrower; minus"
     -----

     3.   Additional Representations and Warranties.  Each of the Borrowers
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represents, warrants and covenants with and to Foothill that this Amendment has been duly executed and delivered by each Borrower and is in full force and effect as of the effective date of this Amendment and that the agreements and obligations of each Borrower contained herein constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

     4.   Fee.  As partial consideration for Foothill's entering into this
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Amendment and Foothill's agreements hereunder, Borrowers shall pay to Foothill a fee in the amount of $5,000, which shall be fully earned and payable as of the date hereof, and may be charged by Foothill directly to any account of Borrowers maintained by Foothill.

     5.   Effectiveness of Amendment.  The effectiveness of the provisions of
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this Amendment set forth in paragraph 2 above shall be subject to the receipt by
Foothill of an executed original or executed original counterparts of this Amendment, duly authorized, executed and delivered by Borrowers and acknowledged, consented and agreed to by each of the Guarantors.

     6.   Effect of this Amendment.  Except as expressly amended pursuant to
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this Amendment, no other changes, modifications or supplements to the Loan
Agreement or any of the other Loan Documents are intended or implied, and in all other respects the

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Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.
In the event of any conflict between any term or provision of this Amendment and any term or provision of the Loan Agreement or any of the other Loan Documents, the term or provision of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     7.   Further Assurances.  Borrowers and Guarantors shall execute and
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deliver such additional documents and take such additional action as may be deemed necessary or desirable by Foothill to effectuate the provisions and purposes of this Amendment and to maintain the perfection and priority of Foothill's security interest in the Collateral.

     8.   Governing Law.  The validity, interpretation and enforcement of this
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Amendment and any dispute arising out of the relationship of the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     9.   Binding Effect.  This Amendment shall be binding upon and inure to the
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benefit of each of the parties hereto and their respective successors, legal representatives, heirs and assigns.

     10.  Counterparts.  This Amendment may be executed in any number of
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counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce more than one counterpart hereof signed by each of the parties hereto.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                                        FOOTHILL CAPITAL CORPORATION

                                        By:/s/ Bruce Rivers
                                           ---------------------------------

                                        Title: AVP
                                              ------------------------------

                                        KPR SPORTS INTERNATIONAL, INC.

                                        By:/s/ Michael G. Rubin
                                           ---------------------------------

                                        Title: President
                                              ------------------------------

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                                        RYKA, INC.

                                        By: /s/ Michael G. Rubin
                                            --------------------------------
                                        Title:______________________________

ACKNOWLEDGED, CONSENTED AND
AGREED TO:

APEX SPORTS INTERNATIONAL, INC.,
as Guarantor

By:  /s/ Michael G. Rubin
   --------------------------------
Title:_____________________________

GLOBAL SPORTS, INC.,
   as Guarantor

By: /s/ Michael G. Rubin
   --------------------------------
Title:_____________________________

MR MANAGEMENT, INC.,
   as Guarantor

By: /s/ Michael G. Rubin
   --------------------------------
Title:_____________________________


/s/ Michael G. Rubin
-----------------------------------
MICHAEL RUBIN, as Guarantor

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